UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

DIH HOLDING US, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)

77 Accord Park Drive; Suite D-1, Norwell, MA	02061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

On April 19, 2024, the Board of Directors of DIH Holding US, Inc. (the “Registrant”) approved a change in the fiscal year end of the Registrant from December 31 to March 31 so as to align its fiscal year end with its subsidiary. The Registrant will file an Annual Report on Form 10-K reflecting the twelve months ended December 31, 2023. In lieu of a Transition Report, the Registrant intends on filing an Annual Report on Form 10-K for the fiscal year ending March 31, 2024 within the time period for filing such report and, as permitted by the Rules and Regulations of the SEC, it will recast the financial statements required therein to conform with its newly adopted fiscal year end.

Item 9.01. Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2024	DIH HOLDING US, INC.

	By:	/s/ Jason Chen
	Name:	Jason Chen
	Title:	Chief Executive Officer and Chairman